InvestEd Portfolios

Supplement dated December 31, 2014 to the

InvestEd Portfolios Statement of Additional Information

dated April 30, 2014

and as supplemented September 16, 2014

Effective January 1, 2015, the Statement of Additional Information is amended to reflect that the name of Waddell & Reed Advisors International Growth Fund has changed to Waddell & Reed Advisors Global Growth Fund.

Supplement	Statement of Additional Information	1